UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

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PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2023

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ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 26, 2023, Adamis Pharmaceuticals Corporation (the “Company” or “Adamis”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of a merger transaction with DMK Pharmaceuticals Corporation (“DMK”), pursuant to the terms of an Agreement and Plan of Merger and Reorganization dated as of February 24, 2023 (the “Merger Agreement”), entered into by and among the Company, DMK and Aardvark Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Adamis. Pursuant to the Merger Agreement, DMK merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger and remaining a wholly owned subsidiary of the Company.

In accordance with and as permitted by Items 9.01(a) and 9.01(b) of Form 8-K, Adamis is filing this amendment to the Initial Form 8-K to provide certain historical and pro forma financial information that were not filed with the Initial Form 8-K, in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of DMK as of and for the years ended December 31, 2022 and 2021, and accompanying notes and the report of BF Borgers CPA PC, are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited interim financial statements for the three months ended March 31, 2023 and 2022, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits

23.1	Consent of BF Borgers CPA PC.
99.1	Audited Financial Statements of DMK Pharmaceuticals Corporation for the years ended December 31, 2022 and 2021.
99.2	Unaudited Financial Statements of DMK Pharmaceuticals Corporation for the three months ended March 31, 2023.
99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: June 15, 2023	By:	/s/ David C. Benedicto
	Name:	David C. Benedicto
	Title:	Chief Financial Officer